UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2021

CRAWFORD & COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Georgia

(State or Other Jurisdiction of Incorporation)

1-10356	58-0506554

(Commission File Number)	(IRS Employer Identification No.)

5335 Triangle Parkway, Peachtree Corners, Georgia	30092

(Address of Principal Executive Offices)	(Zip Code)

(404) 300-1000

(Registrant's Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Act of 1934.

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock — $1.00 Par Value	CRD-A	New York Stock Exchange, Inc.
Class B Common Stock — $1.00 Par Value	CRD-B	New York Stock Exchange, Inc.

Item 7.01. Regulation FD Disclosure

Segment Realignment

Subsequent to December 31, 2020, the Company has reorganized its global service line structure to consist of Crawford Loss Adjusting, Crawford TPA Solutions: Broadspire, and Crawford Platform Solutions. The Company's revised reportable segments are comprised of the following:

•

Crawford Loss Adjusting, which services the global property and casualty market. This is comprised of the previously reported Crawford Claims Solutions segment, excluding both Networks (as defined below) and Crawford Legal Services, and including the Global Technical Services service line previously reported within Crawford Specialty Solutions.

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Crawford TPA Solutions: Broadspire, which provides third party administration for workers' compensation, auto and liability, disability absence management, medical management, and accident and health to corporations, brokers and insurers worldwide. This is comprised of the previously reported Crawford TPA Solutions segment and the Crawford Legal Services service line previously reported within the Crawford Claims Solutions segment.

•

Crawford Platform Solutions, which consists of the Contractor Connection and Networks service lines. This is comprised of the previously reported Contractor Connection service line within Crawford Specialty Solutions and the Networks service line, which includes Catastrophe operations, WeGoLook, and certain international network businesses previously reported within the Crawford Claims Solutions segment.

The Company’s financial statements for the succeeding interim and annual periods will disclose the reportable segments under the new basis with prior periods restated to reflect the change. Attached hereto as Exhibit 99.1 and incorporated herein by this reference are the historical results of operations for 2019 and 2020 and for each quarter of 2019 and 2020 revised to conform to the current presentation of the Company’s reportable segments.

Segment Expenses

Our discussion and analysis of segment operating expenses is comprised of two components: "Direct Compensation, Fringe Benefits & Non-Employee Labor" and "Expenses Other Than Direct Compensation, Fringe Benefits & Non-Employee Labor."

"Direct Compensation, Fringe Benefits & Non-Employee Labor" includes direct compensation, payroll taxes, and benefits provided to the employees of each segment, as well as payments to outsourced service providers that augment our staff in each segment. As a service company, these costs represent our most significant and variable operating expenses.

As part of our segment realignment, costs of certain administrative functions that are dedicated to a specific segment, such as aspects of Information Technology and Finance, are now included as direct costs of each operating segment. Previously, direct compensation, payroll taxes, and benefits for these functions were recorded as indirect costs and allocated to each operating segment based on usage and reflected within "Expenses Other Than Direct Compensation, Fringe Benefits & Non-Employee Labor" of each operating segment.

The transfer of these administrative functions to each segment will increase their direct expenses and result in a lower gross profit, but have minimal impact on segment operating earnings, the Company's primary performance measure. We believe this transfer will improve the management and performance delivery of these functions in each operating segment.

In addition to allocated corporate and shared costs, "Expenses Other Than Direct Compensation, Fringe Benefits & Non-Employee Labor" includes travel and entertainment, office rent and occupancy costs, automobile expenses, office operating expenses, data processing costs, cost of risk, professional fees, and amortization and depreciation expense other than amortization of acquisition-related intangible assets.

Non-GAAP Presentation

In addition, the Company has updated its presentation of non-GAAP EPS to exclude after-tax acquisition-related intangible amortization expense. The Company believes reporting non-GAAP EPS in this manner better reflects its core operating results and offers greater consistency with our other non-GAAP measures. A full reconciliation between GAAP and non-GAAP EPS for the historical results of operations for 2019 and 2020 and for each quarter of 2019 and 2020 is attached hereto as Exhibit 99.2 and incorporated herein.

Acquisition-related amortization expense is a non-cash expense for finite-lived customer-relationship and amortizable trade name intangible assets acquired in business combinations. This expense does not relate directly to the performance of our services or operating activities and, therefore, will be excluded from non-GAAP EPS. Acquisition-related intangible amortization is already excluded from segment operating earnings and Adjusted EBITDA in order to better assess the results of each segment's operating activities on a consistent basis.

In addition, we will no longer report the impact of foreign exchange movements in our non-GAAP Earnings or EPS reconciliation. We will continue to provide the impact of foreign exchange movements in our revenue disclosures to explain the movement between periods, but the impact will not be presented in our non-GAAP reconciliations.

Item 9.01. Financial Statements and Exhibits

(d) The following exhibits are being filed herewith:

Exhibit No.	Description

99.1	Schedule of Revised Reportable Segment Data

99.2	Reconciliation of Non-GAAP Earnings Per Share

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

The information contained in this current report on Form 8-K and in the accompanying exhibits shall not be incorporated by reference into any filing of the Company with the SEC, whether made before or after the date hereof, regardless of any general incorporation by reference language in such filing, unless expressly incorporated by specific reference to such filing. The information, including the exhibits hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAWFORD & COMPANY
(Registrant)

	By:	/s/ W. BRUCE SWAIN
W. Bruce Swain
Executive Vice President -
Chief Financial Officer

Dated: March 31, 2021

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